J . P . M O R G A N 3 9 T H A N N U A L H E A L T H C A R E C O N F E R E N C E J A N U A R Y 1 1 , 2 0 2 0 Exhibit 99.1

Acceleron Forward-Looking Statements THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE COMPANY’S STRATEGY, FUTURE PLANS AND PROSPECTS, including statements regarding the development and commercialization of the Company's compounds, the timeline for clinical development and regulatory approval of the Company’s compounds and the expected timing for reporting of data from ongoing clinical trials, the Company’s future cash position, and the potential of REBLOZYL® (luspatercept-aamt) as a therapeutic drug. The words “anticipate,” “believe,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE INCLUDED IN THE FORWARD-LOOKING STATEMENTS DUE TO VARIOUS factors, risks and uncertainties, including, but not limited to, that preclinical testing of the Company’s compounds and data from clinical trials may not be predictive of the results or success of ongoing or later clinical trials, that regulatory approval of the Company’s compounds in one indication or country may not be predictive of approval in another indication or country, that the development of the Company's compounds may take longer and/or cost more than planned or accelerate faster than currently expected, that the Company or its collaboration partner, Bristol Myers Squibb (“BMS”), may be unable to successfully complete the clinical development of the Company’s compounds, that the Company or BMS may be delayed in initiating, enrolling or completing any clinical trials, and that the Company's compounds may not receive regulatory approval or become commercially successful products. These and other risks and uncertainties are identified under the heading "Risk Factors" included in the Company's most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and other filings that the Company has made and may make with the SEC in the future. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION ARE BASED ON MANAGEMENT’S CURRENT VIEWS, PLANS, estimates, assumptions and projections with respect to future events, and the Company does not undertake and specifically disclaims any obligation to update any forward-looking statements. This presentation is for investor relations purposes only – Not for product promotional purposes. 2

M I S S I O N & T H E R A P E U T I C A R E A F O C U S OUR MISSION is to transform the lives of patients with serious and rare diseases 3 HEMATOLOGY PULMONARY This presentation is for investor relations purposes only – Not for product promotional purposes.

Long-Term Commitment to Therapeutic Area Leadership in Pulmonary

ACCELERON

PULMONARY

ACCELERON

sotatercept

Pulmonary
Arterial Hypertension

Wholly Owned

ACE-1334

Systemic Sclerosis-Associated
Interstitial Lung Disease

2020 MILESTONES

- ✓ PULSAR positive topline results
- ✓ FDA Breakthrough Therapy designation
- ✓ EMA PRIME designation
- ✓ Preclinical results published in STM
- ✓ PULSAR presentation at ATS 2020
- ✓ Phase 3 development plan finalized
- ✓ PULSAR and SPECTRA updates at AHA 2020
- ✓ EC Orphan designation
- ✓ STELLAR Phase 3 trial initiated

- ✓ Completed Phase 1a trial
- ✓ FDA ODD for the treatment of Systemic Sclerosis

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Sotatercept and ACE-1334 are investigational therapies that are not approved for any use in any country.

This presentation is for investor relations purposes only –
Not for product promotional purposes.

REBLOZYL[1] Provides Near- and Long-Term Revenue Growth Potential

ACCELERON

HEMATOLOGY

Bristol Myers Squibb™-led

Reblozyl®
(luspatercept-aamt)

Chronic Anemia-Associated with Certain Blood Disorders

2020 MILESTONES

- ✓ U.S. commercial launch execution
- ✓ MEDALIST published in NEJM
- ✓ BELIEVE published in NEJM
- ✓ FDA approval of MDS indication
- ✓ European Commission approval
- ✓ Commercial launch in Germany & Austria
- ✓ Health Canada approval
- ✓ Net REBLOZYL® sales YTD ~$159 million[2]
- ✓ Multiple presentations at ASH 2020

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1. All REBLOZYL (luspatercept-aamt) activities are in collaboration with Bristol Myers Squibb.
2. As of 9/30/2020.

This presentation is for investor relations purposes only – Not for product promotional purposes.

Building a Leading TGF-Beta Superfamily-Based Pipeline in the Industry

ACCELERON

	PHASE 1	PHASE 2	PHASE 3	APPROVED

PULMONARY

Program	Trial	Indication
Sotatercept	STELLAR Trial	Pulmonary Arterial Hypertension
	HYPERION Trial (Planned)	Pulmonary Arterial Hypertension
	ZENITH Trial (Planned)	Pulmonary Arterial Hypertension
	PULSAR Trial	Pulmonary Arterial Hypertension
	SPECTRA Trial	Pulmonary Arterial Hypertension
ACE-1334	Phase 1b/2 (Planned)	Systemic Sclerosis-Associated Interstitial Lung Disease

HEMATOLOGY[1]

Program	Trial	Indication
REBLOZYL® (luspatercept-aamt)		Myelodysplastic Syndromes
		Beta-Thalassemia
	COMMANDS Trial	Myelodysplastic Syndromes
	INDEPENDENCE Trial (Planned)	Myelofibrosis
Bristol Myers Squibb™	BEYOND Trial	Beta-Thalassemia

1. All REBLOZYL (luspatercept-aamt) activities are in collaboration with Bristol Myers Squibb.

This presentation is for investor relations purposes only – Not for product promotional purposes.

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Pulmonary Disease 7 This presentation is for investor relations purposes only – Not for product promotional purposes.

Pulmonary Arterial Hypertension (PAH) Disease Background Common Symptoms ~70K U.S./E.U. PAH Patients Shortness of Breath Chest Pain Dizziness and/or Fainting Exertion Fatigue This presentation is for investor relations purposes only – Not for product promotional purposes. 8

PAH: A Disease of Vascular Remodeling

PULMONARY ARTERIES


Normal


Arterial
Hypertension

- Smooth muscle cell hypertrophy
- Endothelial cell proliferation
- Intimal fibrosis

Elevated pressure in the pulmonary circulation can lead to heart failure

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This presentation is for investor relations purposes only – Not for product promotional purposes.

Current Therapies Are Not Enough DRUG APPROVALS 14 Median Survival Rate YEARS~5-7 Multiple Pathways Primarily Promote Vasodilation This presentation is for investor relations purposes only – Not for product promotional purposes. 10

Sotatercept: Significant Progress in 2020 BREAKTHROUGH THERAPY DESIGNATION PRIME – PRIORITY MEDICINES SCIENCE TRANSLATIONAL MEDICINE RESEARCH ARTICLE P R E C L I N I C A L R EG U L ATO R Y C L I N I C A L November 13-17, 2020  A virtual experience This presentation is for investor relations purposes only – Not for product promotional purposes. 11

Positive Phase 2 Results Establish Proof-of-Concept in PAH This presentation is for investor relations purposes only – Not for product promotional purposes. 12  Demonstrated improvement in PVR and 6MWD at week 24  Concordance across multiple exploratory endpoints and analyses and in patients receiving mono, double, or triple therapy  Presentation of PULSAR echocardiogram results at week 24  Sotatercept associated with measures of improved right ventricular function  Preliminary SPECTRA hemodynamic data consistent with PULSAR ― Reduction in PVR and mPAP  Improvement in exercise tolerance and capacity Sotatercept is an investigational therapy that is not approved for any use in any country. Sotatercept was generally well tolerated in patients with PAH; the safety profile was consistent with that observed in other patient populations Cardiopulmonary Best Abstract Breaking News Session

Sotatercept Phase 3 Clinical Development Plan and Vision

REGISTRATIONAL	LABEL EXPANSION	SOTATERCEPT VISION
STELLAR Main Phase 3 Study *Now open for enrollment*	HYPERION Phase 3 Early Intervention Study ZENITH Phase 3 WHO Functional Class IV Study *Planned*	BACKBONE THERAPY IN PAH



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Sotatercept is an investigational therapy that is not approved for any use in any country.

This presentation is for investor relations purposes only – Not for product promotional purposes.

Advancing ACE-1334 in Systemic Sclerosis with Interstitial Lung Disease (SSc-ILD)


SSc-ILD

DISEASE AREA

COMMON SYMPTOMS:

- Dyspnea on exertion
- Cough
- Fatigue
- Chest pain

KEY IDENTIFIERS:

- High unmet medical need
- Median survival of 5 to 8 years
- TGF-beta driven fibrosis
- ~50K patients in U.S./E.U.


ACE-1334

PRODUCT CANDIDATE

KEY ATTRIBUTES:

- Acceleron-discovered
- Wholly owned
- TGF-beta ligand trap
- Anti-fibrotic activity[1]

PROGRAM HIGHLIGHTS:

- ✓ Phase 1 trial completed
- ✓ FDA Fast Track designation
- ✓ FDA Orphan Drug designation
- ✓ Phase 1b/2 trial planned

ACE-1334 is an investigational therapy that is not approved for any use in any country.

1. Anti-fibrotic activity in multiple preclinical models of fibrosis

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This presentation is for investor relations purposes only – Not for product promotional purposes.

This presentation is for investor relations purposes only – Not for product promotional purposes. 15 REBLOZYL® (luspatercept-aamt) is US FDA approved for the treatment of anemia in adult patients with beta thalassemia who require regular red blood cell transfusions and for the treatment of anemia failing an ESA and requiring 2 or more RBC units over 8 weeks in adult patients with very low- to intermediate-risk MDS-RS or with MDS/MPN-RS-T. REBLOZYL is EMA approved for the treatment of adult patients with transfusion-dependent anemia associated with beta thalassemia and for the treatment of adult patients with transfusion-dependent anemia due to very low-, low- and intermediate-risk MDS with ring sideroblasts, who had an unsatisfactory response or are ineligible for erythropoietin-based therapy. REBLOZYL is approved by Health Canada for the treatment of adult patients with red blood cell (RBC) transfusion-dependent anemia associated with beta(β)-thalassemia. REBLOZYL is not approved for any other use in the US, EU and Canada or for any use in any other country. 1. All REBLOZYL activities are in collaboration with Bristol Myers Squibb. Hematology1

Chronic Anemia Due to Rare Blood Disorders

ACCELERON

LOWER-RISK MDS	Bone marrow failure disorder
BETA-THALASSEMIA	Inherited hemoglobin disorder
MYELOFIBROSIS	Fibrotic bone marrow disease

→ **CHRONIC ANEMIA**

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This presentation is for investor relations purposes only –
Not for product promotional purposes.

REBLOZYL1 Regulatory Approvals 17 North America Co-Promote, with Bristol Myers Squibb Responsible for ROW U.S. FDA approves REBLOZYL for beta- thalassemia indication U.S. FDA approves REBLOZYL for MDS indication European Commission approves REBLOZYL for MDS and beta-thalassemia indications Health Canada approves REBLOZYL for beta- thalassemia indication Co-promote Bristol Myers Squibb N O V E M B E R 2 0 1 9 A P R I L 2 0 2 0 J U N E 2 0 2 0 S E P T E M B E R 2 0 2 0 1. All REBLOZYL (luspatercept-aamt) activities are in collaboration with Bristol Myers Squibb. This presentation is for investor relations purposes only – Not for product promotional purposes.

REBLOZYL[1] COMMERCIAL LAUNCH

Q3 2020 Highlights[2]
- Net REBLOZYL sales of ~$159M YTD
- ~$19.3M in royalty revenue from net REBLOZYL sales of ~$96M in Q3
- E.U. launch in Austria and Germany underway

Launch Commentary
- A significant proportion of early uptake driven by pent-up demand
- Moving forward, we expect REBLOZYL demand to be driven primarily by patients earlier in their LR MDS (RS+) journey

1. All REBLOZYL (luspatercept-aamt) activities are in collaboration with Bristol Myers Squibb.
2. As of 9/30/2020.

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Reblozyl®
(luspatercept-aamt)
Bristol Myers Squibb™
ACCELERON
This presentation is for investor relations purposes only –
Not for product promotional purposes.

Building a Multi-Billion Dollar Anemia Brand



Reblozyl®
(luspatercept-aamt)
ACCELERON'S ESTIMATED ANNUAL PEAK SALES POTENTIAL
$4 Billion+
MEDALIST
BELIEVE
COMMANDS
ONGOING PHASE 3 TRIAL
Lower-Risk MDS, First-line
BEYOND
ONGOING PHASE 2 TRIAL
Beta-Thalassemia (NTD)
independence™
PLANNED PHASE 3 TRIAL
MF in combination with JAK2 inhibitor
Future Clinical Development Expansion

REBLOZYL® (luspatercept-aamt) is not approved to treat patients with treatment naïve myelodysplastic syndromes, myelofibrosis, pediatric beta-thalassemia, or non-transfusion-dependent beta-thalassemia in any country.
All REBLOZYL activities are in collaboration with Bristol Myers Squibb.

This presentation is for investor relations purposes only – Not for product promotional purposes.

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Potential REBLOZYL1 Revenue Drives Significant Value Acceleron Receives Royalty % Bristol Myers Squibb Funds Program Costs Low to Mid-20s ~100% Annual Peak Sales Potential Scenarios Potential Acceleron Annual Royalty Revenue 1. All REBLOZYL (luspatercept-aamt) activities are in collaboration with Bristol Myers Squibb. This presentation is for investor relations purposes only – Not for product promotional purposes. 20

Upcoming and Ongoing Corporate Priorities PULMONARY  Sotatercept – STELLAR Phase 3 trial execution – PULSAR open-label extension study update expected in 1H 2021 – Additional results from SPECTRA Phase 2 trial expected in 1H 2021 – HYPERION and ZENITH Phase 3 trial initiations in mid:2021 – Evaluate development of sotatercept in broader PH indications  ACE-1334 – Initiate Phase 1b/2 trial in SSc-ILD expected in 2021 HEMATOLOGY  REBLOZYL1 – U.S., E.U., and Canada commercial launch – BEYOND trial results presentation expected in 1H 2021; COMMANDS trial topline results expected in 2022+; INDEPENDENCE trial start expected in Q1 2021 – Potential clinical development expansion into other disease states CORPORATE PRIORITIES  R&D day planned for the middle of 2021 1. All REBLOZYL (luspatercept-aamt) activities are in collaboration with Bristol Myers Squibb. This presentation is for investor relations purposes only – Not for product promotional purposes. 21

A P P E N D I X

STELLAR Phase 3 Trial Design Schema

ACCELERON

NOW OPEN FOR ENROLLMENT

STELLAR

KEY INCLUSION CRITERIA

- Adults ≥18 years old
- WHO Group 1 PAH
- WHO Functional Class II or III
- Baseline RHC with PVR ≥5 Wood units
- Baseline 6-minute walk distance 150-500 m
- Stable treatment with SOC therapies, including mono, double, and triple therapies
  - An endothelin-receptor antagonist, a phosphodiesterase 5 inhibitor, a soluble guanylate cyclase stimulator, and/or a prostacyclin (including IV)


Double-Blind Primary treatment period (24 weeks)
Long-term Double-Blind treatment period (up to 72 weeks)
Randomization 1:1
Stratified by WHO FC and Background therapy
N=284
Placebo
+ background PAH therapy (mono, double, or triple)
N = 142
Sotatercept 0.3 mg/kg first dose
to 0.7 mg/kg Q21 days
+ background PAH therapy (mono, double, or triple)
N = 142
Primary Endpoint Analysis

WHO: World Health Organization; RHC: Right heart catheterization; PVR: Pulmonary vascular resistance.

This presentation is for investor relations purposes only – Not for product promotional purposes.

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